497(e)
                                                                      333-134304


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MONY Life Insurance Company of America

SUPPLEMENT DATED NOVEMBER 22, 2010 TO PROSPECTUS DATED MAY 1, 2010 FOR
INCENTIVE LIFE LEGACY(R) II
--------------------------------------------------------------------------------

This Supplement concerns a new investment option under our Incentive Life Legacy(R) II policies. The new investment option is our Market Stabilizer Option(SM) ("MSO"), which is available to you, if you have received this Supplement. Any amount that you decide to invest in the MSO would be invested in one of the "Segments" of the MSO, each of which has a limited duration (a "Segment Term").

The purpose of this Supplement is solely to add to the May 1, 2010 Incentive Life Legacy(R) II Prospectus ("Legacy Prospectus") a very limited amount of information about the MSO. Much more complete information about the MSO is contained in a separate Market Stabilizer Option(SM) prospectus ("MSO Prospectus") dated November 22, 2010. All of the information in the Legacy Prospectus also continues to remain applicable, except as otherwise provided in this Supplement (or any other supplement to the Legacy Prospectus) or in the MSO Prospectus.

Accordingly, you should read this Supplement in conjunction with the Legacy Prospectus (and any other supplements thereto) and the MSO Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Legacy Prospectus.


NO TRANSFER CHARGES IN CONNECTION WITH MSO

Although we generally reserve the right to impose up to a $25 charge for transfers under the Incentive Life Legacy(R) II policies, we will never apply this charge for any transfers into or out of the MSO.

Accordingly, the following language is added to footnote 5 on page 3 of the Legacy Prospectus (which appears in the section of that Prospectus entitled "Tables of policy charges"):

  Nor will this charge apply to any transfers to or from any Market Stabilizer Option ("MSO") that we make available as an investment option under a Policy or any transfers to or from any MSO Holding Account that we make available in connection with any Market Stabilizer Option(SM) available as an investment option. Please refer to the separate prospectus for the MSO ("MSO Prospectus") for information about the MSO and the related "Holding Account."


CHARGES FOR THE MSO

If you allocate any of your policy account value to the MSO, several types of charges or deductions would or could result. To reflect these, the following items are added to the chart entitled "Periodic charges other than underlying trust portfolio operating expenses" on page 1 of the Legacy Prospectus:

------------------------------------------------------------------------------------------------------------------------------------
 Optional rider charges         When charge is deducted              Maximum amount that may be deducted
------------------------------------------------------------------------------------------------------------------------------------
Market stabilizer option
(MSO)*
------------------------------------------------------------------------------------------------------------------------------------
  MSO Variable Index Benefit   On the MSO Segment                   0.75% of policy account value allocated
  Charge                       Start Date
------------------------------------------------------------------------------------------------------------------------------------
  MSO Variable Index           At the beginning of each policy      Annual % of your Segment Account Value 1.65%**
  Segment Account Charge       month during the MSO Segment
                               Term
------------------------------------------------------------------------------------------------------------------------------------
  MSO loan spread*** for       On each policy anniversary (or on    2% for Oregon policies
  Amounts of Policy Loans      loan termination, if earlier)        5% for all other policies****
  Allocated to MSO Segment
------------------------------------------------------------------------------------------------------------------------------------
  MSO Early Distribution       On surrender or other distribution   75% of Segment Account Value*****
  Adjustment                   (including loan) from an MSO
                               Segment prior to its Segment
                               Maturity Date
------------------------------------------------------------------------------------------------------------------------------------

EVM-110 (11/10)                                                         x03206
NB/IF                                                             Cat # 145363

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*     Please refer to the MSO Prospectus for information about the MSO and related charges and deductions, as well as the meaning of special terms that are relevant to the MSO (such as "Segment," "Segment Term," "Segment Start Date," "Segment Account Value" and "Early Distribution Adjustment."

** Currently we deduct this charge at a 0.65% annual rate, rather than at the maximum rate shown.

*** We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The "spread" is the difference between the interest rate we charge you on a policy loan and the interest rate we credit to you on the amount of your policy account value that we hold as collateral for the loan. Please refer to the MSO prospectus for more information.

**** We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

***** The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO prospectus for more information about the index and Early Distribution Adjustment.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

If you allocate any policy account value to the MSO, our procedures for allocating the policy's monthly deductions among the investment options you are using is significantly different than in the absence of the MSO. Accordingly, the following text is added at the end of the section entitled "How we allocate charges among your investment options" on page 3 of the Legacy Prospectus:

  Substantially different procedures apply, however, if you allocate any of your policy account value to a Segment under the MSO investment option. In that case, for example, you will be required to maintain a certain amount of policy account value (the Charge Reserve Amount) in the policy's unloaned guaranteed interest option. (You will not be subject to any Charge Reserve Amount requirement, however, at any time when none of your policy account value is invested in any MSO Segment.) The Charge Reserve Amount at the beginning of any Segment is the estimated amount required to pay all monthly deductions under your policy (including, but not limited to, charges for the MSO and any optional riders) for the remainder of the Segment Term.

  While any of your policy account value is invested in any Segment, we will take all of your policy's monthly deductions (including, but not limited to, the monthly deductions under the MSO and optional riders) solely from the unloaned guaranteed interest option, rather than from the investment options from which those charges otherwise would be deducted. If you have insufficient policy account value in the unloaned guaranteed interest option to pay a monthly deduction during any Segment Term, we will first take the balance of the deduction proportionately from any variable investment options (other than any Segments) that you are then using. But, if insufficient policy account value remains in any such other investment options to cover the full balance of the monthly deduction, we will take the remainder of the monthly deduction from any MSO Segments in which you have account value invested. We will apply these procedures for allocating deductions for policy charges automatically at any time you have any amounts invested in a Segment, and no contrary instructions from you would apply during the Segment Term.

  If we have to make any distribution from an MSO Segment, including (among other things) to pay any surrender or loan proceeds or any charge deduction from a Segment, there will generally be negative consequences for you. Among other things, an Early Distribution Adjustment would apply, which would usually reduce your policy values, in many cases substantially. In some cases, such an Early Distribution Adjustment may apply without any action on your part. This could happen, for example, if the Charge Reserve Amount and funds you have invested in options other than the MSO are insufficient to pay a monthly deduction (i) due to poor investment performance of those options or (ii) due to any permitted increases in charges that we have made above their current rates.

  Please refer to the MSO Prospectus for detailed information about the above procedures.







                    MONY Life Insurance Company of America
                          1290 Avenue of the Americas
                               New York, NY 10104

   Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved. Incentive Life Legacy(R) II is issued by MONY Life Insurance Company of America and is a registered trademark of AXA Equitable Life Insurance Company.

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